EXHIBIT 32.1


                         THE AMERICAN ENERGY GROUP, LTD.
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

          1. I am the President, chief executive officer, and acting chief financial and accounting officer of The American Energy Group, Ltd. (the "Corporation").

          2.   To the best of my knowledge:

                    (a) The Corporation's September 30, 2003 Form 10-QSB filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
                         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

                    (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

         DATED:   August 18, 2004



                          By:               /S/
                            ----------------------------------------------------
                                   R. Pierce Onthank
                                   President (chief executive officer) and
                                   acting chief financial and accounting officer


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